TRISTATE CAPITAL

CAPITAL BANK TRISTATE

CHARTWELL INVESTMENT PARTNERS

Mid-Quarter Update September 8, 2021

To Our Investors,

Since we shared TriState Capital Holdings Inc.'s (Nasdaq: TSC) second quarter results with you in July, we have remained laser focused on executing our organic growth strategy and realizing the full potential of our new business pipelines for each of the company's investment management, private banking and commercial banking offerings. Today, we believe we continue to be well positioned to meet our full-year 2021 goals including:

- Growing each of total revenue,* loans and deposits at a 15% to 20% rate compared to last year.
- Continuing to grow net interest income dollars compared to last year.
- Generating positive operating leverage through revenue growth and managing annual expense growth to a low double-digit rate compared to last year.
- Continuing to generate positive net asset inflows and expand segment profit margins at our Chartwell Investment Partners business.
- Maintaining superior asset quality metrics and low annual credit costs relative to peers.

Leading with Sustainable, Responsible and Profitable Organic Growth

We believe TriState Capital continues to lead peers and the industry on a number of key measures, delivering sustainable, responsible and profitable organic growth across a variety of interest rate and operating environments. For example, for the first half of 2021 this company has achieved:

- 13% total loan growth, or 26% annualized.
- 4% commercial loan growth, or 8% annualized, with **zero** Paycheck Protection Program (PPP) lending.
- 19% private bank loan growth, or 38% annualized, as TriState Capital fortifies its position as the nation's leading provider of loans collateralized by markable securities or top-rated cash value life insurance for clients of independent investment advisory firms, trust companies, broker-dealers, regional securities firms, family offices, insurance companies and other financial intermediaries that do not offer banking services themselves.
- 20% deposit growth, or 40% annualized, on nationwide relationships with financial service businesses, payroll and other specialized payment servicers, real estate firms, high-net-worth individuals, family offices, middle market companies, municipalities and non-profits.
- 12% assets under management (AUM) growth, or 24% annualized, on positive net inflows of retail and institutional assets into Chartwell's active fixed income and equity strategies.
- 26% non-interest income contribution to total revenue.*
- 16% total revenue,* 19% net interest income and 8% non-interest income growth in the first half of 2021, compared to the same period last year.
- 12% earnings per share growth in the first half of 2021, compared to the prior-year period, even with modest provision expense in the first and second quarters of 2021.

Compelling Valuation

Our leadership team now owns nearly 7% of TriState Capital's common stock outstanding, while a total of 16% is held by all officers, directors and their affiliates. The company's record of performance since TriState Capital's 2007 founding, its 2013 IPO and over the last 18 months – coupled with today's pipeline and our goals for full-year 2021 and beyond – demonstrate this team's dedication to building a growth company that consistently delivers results, with and without interest rate and operating tailwinds. At the same time, we believe TriState Capital's common stock currently presents a compelling value opportunity, with shares recently trading at 15 times trailing 12 months earnings per common share (EPS), 108% of June 30 book value and 121% of June 30 tangible book value.**

Momentum for 2022 and Beyond

We believe TriState Capital heads into fall and toward the new year from a position of significant strength. Our relationships with investment management, private banking, commercial banking, and treasury and liquidity management clients; our highly experienced talent; and our scalable infrastructure are all built to sustain responsible organic growth at an industry leading pace. In addition, we maintain healthy capital levels for our highly differentiated model, which requires zero regulatory risk-based capital to grow private banking loans that represent our largest and fastest-growing lending category, as well as minimal capital to organically grow our Chartwell investment management business. And, while we take pride in what the entire team at TriState Capital has achieved to date, we are anything but satisfied. Thank you for your confidence in TriState Capital and our shared commitment to continue striving for high performance and creating value for the long-term benefit of the company's stockholders and all of its stakeholders.

Sincerely,

James F. Getz	**Brian S. Fetterolf**	**Timothy J. Riddle**	**David J. Demas**
Chairman and CEO	President and CEO	Managing Partner and CEO	Chief Financial Officer
TriState Capital Holdings, Inc.	TriState Capital Bank	Chartwell Investment Partners	TriState Capital Holdings, Inc.

NON-GAAP FINANCIAL MEASURES * Total revenue, which is not calculated in accordance with generally accepted accounting principles (GAAP), is a financial measure that TriState Capital has consistently utilized to provide a greater understanding of its significant fee-generating businesses. Revenue equals the sum of net interest income and non-interest income, excluding net gains and losses on the sale of debt securities. ** Tangible book value per common share is defined as common shareholders’ equity reduced by intangible assets, including goodwill, divided by common shares outstanding. We believe this measure is important to many investors who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets associated with prior acquisitions. Reconciliations of these non-GAAP financial measures can be found in the company’s most recent quarterly financial results news release, which are available on our investor relations website at investors.tristatecapitalbank.com. FORWARD LOOKING STATEMENTS This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements reflect TriState Capital’s current views with respect to, among other things, future events and the company’s financial performance, as well as the company’s goals and objectives for future operations, financial and business trends, business prospects and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other measures of future financial or business performance, strategies or expectations. These statements are often, but not always, made through the use of words or phrases such as “achieve,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “maintain,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “sustain,” “target,” “trend,” “will,” “will likely result,” and “would,” or the negative versions of those words or other comparable statements of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about TriState Capital’s industry and beliefs or assumptions made by management, many of which, by their nature, are inherently uncertain. Although TriState Capital believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Accordingly, TriState Capital cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that change over time and are difficult to predict, including, but not limited to, the following:  risks associated with the COVID-19 pandemic and their expected impact and duration, including effects on TriState Capital’s operations, its clients, economic conditions and the demand for its products and services;  TriState Capital’s ability to prudently manage its growth and execute its strategy, including the successful integration of past and future acquisitions, its ability to fully realize the cost savings and other benefits of its acquisitions, manage risks related to business disruption following those acquisitions, and manage customer disintermediation;  deterioration of TriState Capital’s asset quality;  TriState Capital’s level of non-performing assets and the costs associated with resolving problem loans, including litigation and other costs;  possible additional loan and lease losses and impairment, changes in the value of collateral securing TriState Capital’s loans and leases and the collectability of loans and leases, particularly as a result of the COVID-19 pandemic and the programs implemented by the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act, including its automatic loan forbearance provisions;  possible changes in the speed of loan prepayments by customers and loan origination or sales volumes;  business and economic conditions and trends generally and in the financial services industry, nationally and within TriState Capital’s local market areas, including the effects of an increase in unemployment levels, slowdowns in economic growth and changes in demand for products or services or the value of assets under management;  TriState Capital’s ability to maintain important deposit customer relationships, its reputation and otherwise avoid liquidity risks;  changes in management personnel;  TriState Capital’s ability to recruit and retain key employees;  volatility and direction of interest rates;  risks related to the phasing out of LIBOR and changes in the manner of calculating reference rates, as well as the impact of the phase out of LIBOR and introduction of alternative reference rates on the value of loans and other financial instruments we hold that are linked to LIBOR;  changes in accounting policies, accounting standards, or authoritative accounting guidance, including the CECL model;  any impairment of TriState Capital’s goodwill or other intangible assets;  TriState Capital’s ability to develop and provide competitive products and services that appeal to its customers and target markets;  TriState Capital’s ability to provide investment management performance competitive with its peers and benchmarks;  fluctuations in the carrying value of the assets under management held by Chartwell Investment Partners, LLC, the company’s registered investment advisor subsidiary, as well as the relative and absolute investment performance of such subsidiary’s investment products;  operational risks associated with TriState Capital’s business, including technology and cyber-security related risks;  increased competition in the financial services industry, particularly from regional and national institutions;  negative perceptions or publicity with respect to any products or services offered by TriState Capital;  adverse judgments or other resolution of pending and future legal proceedings, and costs incurred in defending such proceedings;  changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters, including economic stimulus programs, and potential expenses associated with complying with such laws and regulations;  TriState Capital’s ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms;  regulatory limits on TriState Capital’s ability to receive dividends from its subsidiaries and pay dividends to shareholders;  changes and direction of government policy towards and intervention in the U.S. financial system;  natural disasters and adverse weather, acts of terrorism, regional or national civil unrest, cyber-attacks, an outbreak of hostilities, a public health outbreak (such as COVID-19) or other international or domestic calamities, and other matters beyond TriState Capital’s control;  the effects of any reputation, credit, interest rate, market, operational, legal, liquidity, regulatory or compliance risk resulting from developments related to any of the risks discussed above; and  other factors that are discussed in TriState Capital’s filings with the Securities and Exchange Commission. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release. If one or more events related to these or other risks or uncertainties materialize, or if TriState Capital’s underlying assumptions prove to be incorrect, actual results may differ materially from what the company anticipates. Accordingly, readers should not place undue reliance on any such forward-looking statements. New factors emerge from time to time, and it is not possible for TriState Capital to predict which will arise. Any forward-looking statement speaks only as of the date on which it is made, and TriState Capital does not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. In addition, TriState Capital cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.